UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2008
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

1 Wetmore Road, Suite 203
Tucson, Arizona

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events
9.01	Financial Statements and Exhibits

2.

SECTION 8 - OTHER EVENTS

Item 8.01          Other Events

On March 5, 2008, Nord Resources Corporation ("Nord") issued a news release announcing that it Common Shares are now eligible for quotation on the OTC Bulletin Board under the symbol NRDS.OB. The shares previously were traded on the Pink Sheets and also began trading on the Toronto Stock Exchange on January 18, 2008 (NRD).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits
Exhibit No.	Exhibit
99.1	News release dated March 5, 2008**

**       Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: March 5, 2008	By: /s/ John T. Perry John T. Perry Chief Executive Officer

3.